NATIXIS FUNDS

Supplement dated November 29, 2011 to the Natixis Statement of Additional Information (the “SAI”) dated May 1, 2011, as may be revised or supplemented from time to time, for the following funds:

Absolute Asia Dynamic Equity Fund	Natixis Oakmark Global Fund
AEW Real Estate Fund	Natixis Oakmark International Fund
CGM Advisor Targeted Equity Fund	Natixis U.S. Multi-Cap Equity Fund
Hansberger International Fund	Vaughan Nelson Small Cap Value Fund
Harris Associates Large Cap Value Fund	Vaughan Nelson Value Opportunity Fund
Natixis Diversified Income Fund	Westpeak ActiveBeta® Equity Fund

Effective immediately, the following information hereby replaces the commission and sales charges charts under the sub-section “Distribution Agreements and Rule 12b-1 Plans” within the “Investment Advisory and Other Services” section of the SAI:

The commissions and sales charges for the last three fiscal years were allocated as follows:

NATIXIS FUNDS TRUST I†
	12/31/08	12/31/09	12/31/10
Total commissions on sales of Class A shares	$1,856,740	$1,166,119	$731,044
Amount reallowed to other securities dealers	$1,616,934	$1,058,405	$645,377
Amount retained by Distributor	$239,806	$107,714	$85,667

Total CDSCs on redemptions of Classes A, B and C shares	$291,052	$148,176	$99,545
Amount paid to SG Constellation LLC	$203,058	$73,676	$58,108
Amount retained by Distributor*	$87,994	$74,500	$41,437

† Information is only provided for the Funds in this Statement as listed on the cover page.

*See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust I’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust I.

NATIXIS FUNDS TRUST II†
	12/31/08	12/31/09	12/31/10
Total commissions on sales of Class A shares	$44,524	$53,335	$43,481
Amount reallowed to other securities dealers	$38,718	$47,840	$39,567
Amount retained by Distributor	$5,807	$5,495	$3,914

Total CDSCs on redemptions of Classes A, B and C shares	$43,301	$13,186	$8,261
Amount paid to SG Constellation LLC	$41,229	$10,768	$7,088
Amount retained by Distributor*	$2,072	$2,418	$1,173

† Information is only provided for the Funds in this Statement as listed on the cover page.

*See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust II’s investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to Natixis Funds Trust II.

NATIXIS FUNDS TRUST IV
	1/31/09	1/31/10	1/31/11
Total commissions on sales of Class A shares	$87,186	$107,854	$44,869
Amount reallowed to other securities dealers	$75,752	$93,746	$40,702
Amount retained by Distributor	$11,434	$14,108	$4,167

Total CDSCs on redemptions of Classes A, B and C shares	$21,318	$5,693	$3,844
Amount paid to SG Constellation LLC	$17,695	$4,837	$3,585
Amount retained by Distributor*	$3,623	$856	$259

*See the section “Other Arrangements” for information about amounts received by the Distributor from Natixis Funds Trust IV’s investment adviser or the Funds directly for providing certain administrative services relating to Natixis Funds Trust IV.